                      WARBURG PINCUS GROWTH & INCOME FUND

                      WARBURG PINCUS HEALTH SCIENCES FUND

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

     The following replaces certain information contained in the Prospectuses and Statement of Additional Information of the Funds.

     The Growth & Income Fund's Board of Directors recently voted to change the Fund's name to "Warburg Pincus Value Fund" and its goal to total return. The Fund will no longer invest in equity securities that are dividend-paying as a primary strategy, but will continue to invest primarily in equity securities of value companies. Equity securities of value companies may or may not pay dividends. These changes will become effective January 1, 2000.

     Peter Wen now serves as Co-Portfolio Manager and Research Analyst of the Health Sciences Fund. Mr. Wen joined Credit Suisse Asset Management, LLC in 1999. From 1994 to 1999, Mr. Wen was an investment analyst with Lynch & Mayer, Inc. From 1993 to 1994, Mr. Wen was in the MBA Program at the Wharton School of Business.

Dated: November 1, 1999                                                  16-1199
                                                                         for
                                                                         WPUSL
                                                                         ADGRI